EXHIBIT 21.1
WEATHERFORD INTERNATIONAL LTD.
LIST OF SUBSIDIARIES AND AFFILIATES

NAME	JURISDICTION
315613 Alberta Ltd.	Alberta
708621 Alberta Ltd.	Alberta
721260 Alberta Ltd.	Alberta
1186443 Alberta Ltd.	Alberta
A-1 Bit & Tool Co., B.V.	Netherlands
Advantage R&D, Inc.	Delaware
Aim Oil Tools, Inc.	Texas
Air Drilling Services Bolivia S.R.L.	Bolivia
Air Drilling Services Colombia Limited	Colombia
Air Drilling Services de Venezuela, C.A.	Venezuela
Algerian Oilfield Services S.p.A.	Algeria
Alpine Oil Services (Cyprus) Ltd.	Cyprus
Alpine Oil Services Inc.	North Dakota
Alpine Oil Services International Ltd.	Barbados
Ampscot Overseas Petroleum Equipment Co., LLC	Oman
Aquatronic Limited	U.K.
Artex Bolivia S.A.	Bolivia
Artex de Venezuela C.A.	Venezuela
Artex S.A.	Argentina
Astec Developments Limited	U.K.
B. D. Kendle Engineering Limited	U.K.
Bakke Oil Tools AS	Norway
Bakke Technology AS	Norway
Baktexas	Azerbaijan
Basin Tools & Service, Inc.	North Dakota
BBL Aust. Pty Ltd	Australia
BBL Downhole Tools Limited	U.K.
BFG Investments Ltd.	British Virgin Islands
Bit & Tool A-1 S.r.l.	Italy
BOSS Oilfield Services Limited	U.K.
Brit Bit Limited	U.K.
Calumet Petroleum Services, S.A.	Venezuela

NAME	JURISDICTION
Cardium International Limited	Hong Kong
Cardium Investments (Barbados) Limited	Barbados
Cardium Tool International Limited	Barbados
Case Services, Inc.	Texas
Clearwater International, L.L.C.	Delaware
Columbia Oilfield Supply, Inc.	Delaware
Colombia Petroleum Services Corp.	Delaware
Communication Rentals Limited	U.K.
Contra-Shear Separation Technologies Limited	New Zealand
CRC-Evans Automatic Welding, Inc.	Texas
CRC-Evans Holland, B.V.	Netherlands
CRC-Evans Pipeline International (UK) Limited	U.K.
CRC-Evans Services Limited	U.K.
CTC-Empresa Tecnina e Comercial de Equipamentos Ltda.	Brazil
D’Arcy Petroleum Ltd.	Bermuda
Dailey de Venezuela, S.A.	Venezuela
Dailey del Peru S.A.	Peru
Dailey IDS Limited	U.K.
Dailey International Sales Corporation	Delaware
Daquing Computalog Rainbow Geotechnical Development Corp. Ltd.	China
Desert Rig Operations, Inc.	Cayman Islands
Design Engineering Limited	U.K.
Directional Wireline Engineering Services (Nigeria) Limited	Nigeria
Downhole Technology Limited	U.K.
e2 Tech Limited	U.K.
Edinburgh Petroleum Equipment Limited	U.K.
Edinburgh Petroleum Services Americas Incorporated	Texas
Edinburgh Petroleum Services de Mexico S.A. de C.V.	Mexico
Edinburgh Petroleum Services de Venezuela, C.A.	Venezuela
Edinburgh Petroleum Services Limited	U.K.
EMI-ElettroMagnetica Ispezioni Italia S.r.l.	Italy
Energy Ventures (Cyprus) Ltd.	Cyprus
Energy Ventures Far East Limited	Hong Kong
Energy Ventures Investments Limited	U.K.
Energy Ventures, L.L.C.	Delaware
Enterra (U.K.) Limited	U.K.
Enterra International Limited	U.K.
Enterra Oilfield Rentals Limited	Hong Kong
Enterra Patco Oilfield Products, Inc.	Texas
Enterra Rental and Fishing Company	Delaware
eProduction Solutions U.K. Ltd.	U.K.
eProduction Solutions, Inc.	Texas
EPS Resources S.A. de C.V.	Mexico
European Material Inspection (EMI) B.V.	Netherlands

NAME	JURISDICTION
EVI (Barbados), SRL	Barbados
EVI de Venezuela, S.A.	Venezuela
EVI Weatherford, Inc.	Delaware
Expio Limited	U.K.
Fiberspar Linepipe Canada Ltd.	Alberta
Fiberspar Linepipe LLC	Delaware
Fishing Services Limited	U.K.
Fleet Cementers, Inc.	Texas
General Pipe Service Bolivia S.R.L.	Bolivia
General Pipe Service, Inc.	Panama
Global Air Drilling Services Ltd.	Alberta
Houston Well Screen Asia Pte. Ltd.	Singapore
Houston Well Screen Company	Texas
Huellas Oilfield Equipment & Services, Inc.	Delaware
Hunter Road I GP, LLC	Texas
Hunter Road I, LP	Texas
Hunter Road II GP, LLC	Texas
Hunter Road II, LP	Texas
Hycal Energy Research Laboratories Ltd.	Alberta
Independent Integrated Services Limited	U.K.
International Nitrogen Services LLC	Delaware
International Petroleum Equipment Limited	U.K.
International Petroleum Equipment Norge A/S	Norway
International Petroleum Services, Inc.	Delaware
J.D. Investments Bonaire N.V.	Netherlands Antilles
Johnson Filtration Systems SAS	France
Johnson Screens (Australia) Pty Ltd	Australia
Johnson Screens (India) Limited	India
Johnson Screens Japan Limited	Japan
Johnson Screens Ltda.	Brazil
Johnson Screens Venezuela, C.A.	Venezuela
Johnson Screens, Inc.	Delaware
Keltic Oil Tools Limited	U.K.
Kenting Drilling APS	Denmark
Key International Drilling Company Limited	Bermuda
Kobe International Ltd.	Bahamas
Kopp International Pipeline Services L.L.C.	Oman
McAllister Petroleum Services (Cyprus) Limited	Cyprus
McMurry-Macco (UK) Limited	U.K.
Mid-Europe Supply Limited	U.K.
Morrison McLean Associates Limited	U.K.
Multi Operational Service Tankers Inc. (Panama)	Panama
Offshore Rentals Deutschland GmbH	Germany

NAME	JURISDICTION
Offshore Rentals Limited	U.K.
Oil Field Rental Holdings Limited	U.K.
OilPatch Enterprises Internacional, S.A. de C.V.	Mexico
Oilwell Production Services Limited	U.K.
OptoPlan A.S.	Norway
Orwell Group De Venezuela C.A.	Venezuela
Orwell Group Limited	U.K.
P.D. Drilling Holdings Inc.	Barbados
P.D. Technical Services Inc.	Barbados
PD Chicontepec, S. de R.L. de C.V.	Mexico
PD Global Employment Corporation	Alberta
PD Holdings (USA) L.P.	Delaware
PD Holdings Mexicana S. de R.L. de C.V.	Mexico
PD International Leasing Inc.	Barbados
PD International Services Inc.	Alberta
PD International, LLC	Texas
PD Mexicana, S. de R.L. de C.V.	Mexico
PD Oilfield Services Mexicana, S. de R.L. de C.V.	Mexico
PD Technical Services Mexicana, S. de R.L. de C.V.	Mexico
PDI Oilfield Services (BVI) Ltd.	British Virgin Islands
Petco Fishing & Rental Tools (UK) Limited	U.K.
Petroline Wellsystems Limited	U.K.
Pipetest Service Sp.Zo.o.	Poland
Polar Completions (U.S.) Inc.	Delaware
Powell Engineering Company Limited	U.K.
Powerflo Rentals (Dubai) LLC	U.A.E.
Powerflo Rentals Limited	U.K.
Powerflo Rentals Norge A/S	Norway
Powerflo Systems Limited	U.K.
PowerGEN Rentals Limited	U.K.
Precision Capital Management Hungary Limited Liability Company	Hungary
Precision do Brasil Servicos de Energia Ltda.	Brazil
Precision Drilling (Cyprus) Limited	Cyprus
Precision Drilling (Dorood) Kish PJSC	Iran
Precision Drilling (Egypt) LLC	Egypt
Precision Drilling Asset Holdings Inc.	British Virgin Islands
Precision Drilling de Venezuela Caracas, C.A.	Venezuela
Precision Drilling de Venezuela, C.A.	Venezuela
Precision Drilling Desert Rig Holdings Inc.	British Virgin Islands
Precision Drilling GP, Inc.	Delaware
Precision Drilling Holdings, Inc.	Delaware
Precision Drilling International (Australia) Pty. Ltd.	Australia
Precision Drilling International (BVI) Ltd.	British Virgin Islands

NAME	JURISDICTION
Precision Drilling International B.V.	Netherlands
Precision Drilling LP, Inc.	Delaware
Precision Drilling Services (Australia) Pty. Ltd.	Australia
Precision Drilling Services (Malaysia) Sdn. Bhd.	Malaysia
Precision Drilling Services (Netherlands) B.V.	Netherlands
Precision Drilling Services (Oman) & Co. LLC	Oman
Precision Drilling Services (Singapore) Pte. Ltd.	Singapore
Precision Drilling Services (Thailand) Ltd.	Thailand
Precision Drilling Services (UK) Ltd.	U.K.
Precision Drilling Services Algeria EURL	Algeria
Precision Drilling Services Argentina S.A.	Argentina
Precision Drilling Services M.E. W.L.L.	United Arab Emirates
Precision Drilling Services Saudi Arabia Ltd.	Saudi Arabia
Precision Drilling Technology Services Group (USA) Inc.	Delaware
Precision Energy International Ltd.	Alberta
Precision Energy Services (Australia) Pty. Limited	Australia
Precision Energy Services (Barbados) Ltd.	Barbados
Precision Energy Services (BVI) Ltd.	British Virgin Islands
Precision Energy Services (Cyprus) Limited	Cyprus
Precision Energy Services CIS	Russia
Precision Energy Services Colombia Ltd.	Alberta
Precision Energy Services GmbH	Germany
Precision Energy Services Ltd.	Alberta
Precision Energy Services Saudi Arabia Ltd.	Saudi Arabia
Precision Energy Services, Inc.	Delaware
Precision Holdings (UK) Limited	U.K.
Precision Middle East Holding (BVI) Ltd.	British Virgin Islands
Precision Oilfield Services, LLP	Texas
Precision Pacific Holding (BVI) Ltd.	British Virgin Islands
Precision USA Holdings, Inc.	Delaware
Project Management Services, S. de R.L. de C.V.	Mexico
PT Hawes Utama Indonesia	Indonesia
PT Precision Energy Services (Indonesia)	Indonesia
PT Weatherford Indonesia	Indonesia
PT. Wira Insani	Indonesia
Pump Rentals (International) Limited	U.K.
Pyrosul International Inc.	Alberta
Quality Commissioning Limited	U.K.
Quality Machining Services Limited	U.K.
R.S.T. Projects Limited	U.K.
Recovery Systems Limited	U.K.
Reeves Oilfield Services Ltd.	U.K.
Reeves Wireline International Limited	U.K.

NAME	JURISDICTION
Reeves Wireline Investments Limited	U.K.
Reeves Wireline Services (New Zealand) Limited	New Zealand
Reeves Wireline Services Limited	U.K.
Reeves Wireline Services Limited u. Co. GmbH	Germany
Reeves Wireline Technologies Limited	U.K.
Richdear Holdings Limited	Cyprus
Schoeller-Bleckmann Motovilithinskije Sucker Rod Gmbh	Austria
Shengli-Highland Company Ltd.	China
Signa Engineering Corp.	Texas
Smart Stabilizer Systems Limited	U.K.
Specialty Testing & Consulting Ltd.	Alberta
Stealth Oil & Gas, Inc.	Delaware
Subsurface Technology AS	Norway
Talleres de Precision del Chubut S.A.	Argentina
Tank Rentals Limited	U.K.
Tech Line Oil Tools Inc.	Delaware
Techcorp Industries International, Inc.	Barbados
Teco Maskinering AS	Norway
The Autonomous Well Company Limited	U.K.
TUBAFOR MAROC S.A.R.L.	Morocco
Valkyrie Commissioning Services, Inc.	Texas
Valkyrie de Mexico S. de R.L. de C.V.	Mexico
Valkyrie Services S. de R.L. de C.V.	Mexico
Van der Horst U.S.A., Inc.	Delaware
W1 General Partner, Inc.	Delaware
W1 Receivables, L.P.	Texas
Weatherford (B) Sdn. Bhd.	Brunei
Weatherford (Cyprus) Limited	Cyprus
Weatherford (G.B.) LLP	U.K.
Weatherford (Malaysia) Sdn. Bhd.	Malaysia Jt. Venture
Weatherford (Novia Scotia) ULC	Novia Scotia
Weatherford (Saudi Arabia) Ltd.	Saudi Arabia Jt. Venture
Weatherford Aarbakke AS	Norway
Weatherford Abu Dhabi, Ltd.	Cayman Islands
Weatherford Al-Rushaid Co. Ltd.	Saudi Arabia Jt. Venture
Weatherford Angola Wellscreen Applications Ltd.	British Virgin Islands
Weatherford Artificial Lift Systems Canada Ltd.	Alberta
Weatherford Artificial Lift Systems, Inc.	Delaware
Weatherford Asia Pacific Pte. Ltd.	Singapore
Weatherford Australia Holding Pty. Limited	Australia
Weatherford Australia Pty. Ltd.	Australia
Weatherford Bermuda Holdings Ltd.	Bermuda
Weatherford Bin Hamoodah — L.L.C.	Abu Dhabi Jt. Venture

NAME	JURISDICTION
Weatherford Canada Ltd.	Alberta
Weatherford Canada Partnership	Alberta
Weatherford Colombia Ltd.	British Virgin Islands
Weatherford Completion Systems (UK) Limited	U.K.
Weatherford Completion Systems de Venezuela, S.A.	Venezuela
Weatherford de Mexico S.A. de C.V.	Mexico
Weatherford del Peru S.R.L.	Peru
Weatherford DIS Manufacturing (UK) Limited	U.K.
Weatherford Drilling and Production Services (India) Private Limited	India
Weatherford East Europe Service GmbH	Germany
Weatherford Ecuador S.A.	Ecuador
Weatherford Equipment (Cyprus) Limited	Cyprus
Weatherford Eurasia B.V.	Netherlands
Weatherford Eurasia Limited	U.K.
Weatherford Financing (Cyprus) Limited	Cyprus
Weatherford Financing (Luxembourg) S.a.r.l.	Luxembourg
Weatherford France SAS	France
Weatherford Global Products Limited	Cyprus
Weatherford Holding (Gibraltar) Limited	Gibraltar
Weatherford Holding (Ireland) Company	Ireland
Weatherford Holding (Luxembourg) S.a.r.l.	Luxembourg
Weatherford Holding B.V.	Netherlands
Weatherford Holding GmbH	Germany
Weatherford Holding Middle East Ltd.	British Virgin Islands
Weatherford Holdings (BVI) Ltd.	British Virgin Islands
Weatherford Holdings (Cyprus) Limited	Cyprus
Weatherford Holdings U.K. Ltd.	U.K.
Weatherford Hong Kong Holdings Limited	Hong Kong
Weatherford Industria e Comercio Ltda.	Brazil
Weatherford International de Argentina S.A.	Argentina
Weatherford International, Inc.	Delaware
Weatherford Investment (Gibraltar) Limited	Gibraltar
Weatherford Investment (Luxembourg) S.a.r.l.	Luxembourg
Weatherford Kazakhstan Limited Liability Partnership	Kazakhstan
Weatherford Kopp GmbH	Germany
Weatherford KSP Company Limited	Thailand
Weatherford Latin America, Inc.	Panama
Weatherford Latin America, S.A.	Venezuela
Weatherford Limited Partner, L.L.C.	Delaware
Weatherford Liquidity Management Hungary Limited Liability Company	Hungary
Weatherford Luxembourg S.a.r.l.	Luxembourg
Weatherford Management, Inc.	Delaware

NAME	JURISDICTION
Weatherford Mediterranea S.p.A.	Italy
Weatherford New Zealand Limited	New Zealand
Weatherford Nigeria Limited	Nigeria
Weatherford Norge A/S	Norway
Weatherford North Atlantic Limited	Gibraltar
Weatherford Oil Tool GesmbH	Austria
Weatherford Oil Tool GmbH	Germany
Weatherford Oil Tool Middle East Limited	British Virgin Islands
Weatherford Oil Tool Nederland B.V.	Netherlands
Weatherford Oilfield Equipment (Shanghai) Co., Ltd.	China
Weatherford Oilfield Equipment (Tianjin) Limited	China
Weatherford Overseas Products, Ltd.	Cayman Islands
Weatherford Overseas Services, Ltd.	Cayman Islands
Weatherford Receivables, LLC	Delaware
Weatherford Services, Ltd.	Bermuda
Weatherford Services, S.A.	Panama
Weatherford Shanghai Investment Co.	Delaware
Weatherford Solutions Sdn. Bhd.	Malaysia
Weatherford Technical Services Limited	British Virgin Islands
Weatherford Trinidad Limited	Trinidad
Weatherford Tubefuse B.V.	Netherlands
Weatherford U.K. Limited	U.K.
Weatherford U.S. Holdings, L.L.C.	Delaware
Weatherford U.S. Investment, LLC	Delaware
Weatherford U.S., L.P.	Louisiana
Weatherford Unidades de Bombeio Ltda.	Brazil
Weatherford Well Screen Ireland Limited	Ireland
Weatherford/Lamb, Inc.	Delaware
WellCat Services International, LLC	Texas
Wellserv Limited	U.K.
WESP	Algeria
West Coast International Oilfield Rentals, B.V.	Netherlands
WEUS Holding, Inc.	Delaware
WI Products & Equipment, Inc.	Cayman Islands
WII Rental Company	Delaware
WUS Holding, L.L.C.	Delaware
Zimec Ltda.	Brazil
ZTS-Kabel, a.s.	Slovakia